SHAREHOLDERS' MEETING

KEMPER MONEY MARKET PORTFOLIO
--------------------------------------------------------

SPECIAL SHAREHOLDERS' MEETING

On December 16, 1998, a special shareholders' meeting was held. Investors Fund Series Money Market Portfolio shareholders were asked to vote on two separate issues: approval of the new Investment Management Agreement between the portfolio and Scudder Kemper Investments, Inc., and to modify or eliminate certain policies and to eliminate the shareholder approval requirements as to certain other matters. Following are the results.

1) Approval of the new Investment Management Agreement between the portfolio and Scudder Kemper Investments, Inc. This item was approved.

          For       Against     Abstain

      159,321,914  1,343,769   7,090,564

2) To modify or eliminate certain policies and to eliminate the shareholder approval requirements as to certain other matters. These items were approved.

Investment objectives

          For       Against     Abstain

      148,884,294  5,936,738   12,935,215

Investment policies

          For       Against     Abstain

      148,620,331  6,200,701   12,935,215

Diversification

          For       Against     Abstain

      149,032,967  5,788,066   12,935,215

Borrowing

          For       Against     Abstain

      148,907,483  5,913,550   12,935,215

Senior securities

          For       Against     Abstain

      149,032,967  5,788,066   12,935,215

Concentration

          For       Against     Abstain

      149,032,967  5,788,066   12,935,215

Underwriting of securities

          For       Against     Abstain

      149,032,967  5,788,066   12,935,215

Investment in real estate

          For       Against     Abstain

      149,032,967  5,788,066   12,935,215

Purchase of commodities

          For       Against     Abstain

      148,490,106  6,330,926   12,935,215

Lending

          For       Against     Abstain

      148,786,008  6,035,025   12,935,215

Margin purchases and short sales

          For       Against     Abstain

      148,105,371  6,715,661   12,935,215

Purchase of securities of related issuers

          For       Against     Abstain

      149,012,333  5,808,699   12,935,215

Purchases of securities

          For       Against     Abstain

      149,032,967  5,788,066   12,935,215

Purchases of options

          For       Against     Abstain

      148,891,172  5,929,860   12,935,215

Restricted and illiquid securities

          For       Against     Abstain

      148,491,524  6,329,508   12,935,215

Investment in issuers with short histories

          For       Against     Abstain

      147,420,447  7,400,585   12,935,215

Investment in other investment companies

          For       Against     Abstain

      148,454,078  6,366,954   12,935,215

Investment other than in accordance with objectives and policies

          For       Against     Abstain

      147,393,370  7,427,662   12,935,215

SHAREHOLDERS' MEETING

KEMPER TOTAL RETURN PORTFOLIO
--------------------------------------------------------

SPECIAL SHAREHOLDERS' MEETING

On December 16, 1998, a special shareholders' meeting was held. Investors Fund Series Total Return Portfolio shareholders were asked to vote on two separate issues: approval of the new Investment Management Agreement between the portfolio and Scudder Kemper Investments, Inc., and to modify or eliminate certain policies and to eliminate the shareholder approval requirements as to certain other matters. Following are the results.

1) Approval of the new Investment Management Agreement between the portfolio and Scudder Kemper Investments, Inc. This item was approved.

          For       Against     Abstain

      300,446,013  4,106,817   14,325,058

2) To modify or eliminate certain policies and to eliminate the shareholder approval requirements as to certain other matters. These items were approved.

Investment objectives

          For       Against     Abstain

      275,631,466  17,163,568  26,082,854

Investment policies

          For       Against     Abstain

      275,931,551  16,863,483  26,082,854

Diversification

          For       Against     Abstain

      276,205,787  16,589,246  26,082,854

Borrowing

          For       Against     Abstain

      274,975,362  17,819,671  26,082,854

Senior securities

          For       Against     Abstain

      275,676,954  17,118,080  26,082,854

Concentration

          For       Against     Abstain

      276,146,867  16,648,167  26,082,854

Underwriting of securities

          For       Against     Abstain

      276,403,807  16,391,226  26,082,854

Investment in real estate

          For       Against     Abstain

      276,096,567  16,698,466  26,082,854

Purchase of commodities

          For       Against     Abstain

      276,100,895  16,694,138  26,082,854

Lending

          For       Against     Abstain

      275,534,622  17,260,411  26,082,854

Margin purchases and short sales

          For       Against     Abstain

      275,040,195  17,754,838  26,082,854

Purchases of securities

          For       Against     Abstain

      275,871,040  16,923,994  26,082,854

Purchases of options

          For       Against     Abstain

      275,451,895  17,343,139  26,082,854

Investment in other investment companies

          For       Against     Abstain

      275,878,866  16,916,168  26,082,854

SHAREHOLDERS' MEETING

KEMPER HIGH YIELD PORTFOLIO
--------------------------------------------------------

SPECIAL SHAREHOLDERS' MEETING

On December 16, 1998, a special shareholders' meeting was held. Investors Fund Series High Yield Portfolio shareholders were asked to vote on two separate issues: approval of the new Investment Management Agreement between the portfolio and Scudder Kemper Investments, Inc., and to modify or eliminate certain policies and to eliminate the shareholder approval requirements as to certain other matters. Following are the results.

1) Approval of the new Investment Management Agreement between the portfolio and Scudder Kemper Investments, Inc. This item was approved.

          For       Against     Abstain

      323,384,135  4,612,438   13,414,637

2) To modify or eliminate certain policies and to eliminate the shareholder approval requirements as to certain other matters. These items were approved.

Investment objectives

          For       Against      Abstain

      306,247,936  13,945,940   21,217,334

Investment policies

          For       Against      Abstain

      306,270,760  13,923,117   21,217,334

Diversification

          For       Against      Abstain

      306,769,380  13,424,496   21,217,334

Borrowing

          For       Against      Abstain

      305,750,655  14,443,222   21,217,334

Senior securities

          For       Against      Abstain

      306,566,104  13,627,773   21,217,334

Concentration

          For       Against      Abstain

      306,698,124  13,495,753   21,217,334

Underwriting of securities

          For       Against      Abstain

      306,698,724  13,495,153   21,217,334

Investment in real estate

          For       Against      Abstain

      306,547,655  13,646,221   21,217,334

Purchase of commodities

          For       Against      Abstain

      306,324,895  13,868,981   21,217,334

Lending

          For       Against      Abstain

      306,367,838  13,826,039   21,217,334

Margin purchases and short sales

          For       Against      Abstain

      305,394,644  14,799,233   21,217,334

Purchases of options

         For       Against      Abstain

      305,635,633 14,558,243   21,217,334

Investment in other investment companies

          For       Against      Abstain

      305,220,242  14,973,634   21,217,334

SHAREHOLDERS' MEETING

KEMPER GROWTH PORTFOLIO
--------------------------------------------------------

SPECIAL SHAREHOLDERS' MEETING

On December 16, 1998, a special shareholders' meeting was held. Investors Fund Series Growth Portfolio shareholders were asked to vote on two separate issues: approval of the new Investment Management Agreement between the portfolio and Scudder Kemper Investments, Inc., and to modify or eliminate certain policies and to eliminate the shareholder approval requirements as to certain other matters. Following are the results.

1) Approval of the new Investment Management Agreement between the portfolio and Scudder Kemper Investments, Inc. This item was approved.

          For       Against     Abstain

      201,821,390  2,658,436   10,905,502

2) To modify or eliminate certain policies and to eliminate the shareholder approval requirements as to certain other matters. These items were approved.

Investment objectives

          For       Against      Abstain

      185,572,872  12,695,276   17,117,179

Investment policies

          For       Against      Abstain

      185,604,680  12,663,468   17,117,179

Diversification

          For       Against      Abstain

      185,776,481  12,491,667   17,117,179

Borrowing

          For       Against      Abstain

      185,273,741  12,994,407   17,117,179

Senior securities

          For       Against      Abstain

      185,772,078  12,496,070   17,117,179

Concentration

          For       Against      Abstain

      185,830,993  12,437,155   17,117,179

Underwriting of securities

          For       Against      Abstain

      185,812,589  12,455,559   17,117,179

Investment in real estate

          For       Against      Abstain

      185,618,378  12,649,769   17,117,179

Purchase of commodities

          For       Against      Abstain

      185,620,107  12,648,041   17,117,179

Lending

          For       Against      Abstain

      185,442,459  12,825,688   17,117,179

Margin purchases and short sales

          For       Against      Abstain

      185,124,152  13,143,996   17,117,179

Purchases of securities

          For       Against      Abstain

      185,687,287  12,580,860   17,117,179

Purchases of options

          For       Against      Abstain

      185,471,935  12,796,213   17,117,179

Investment in other investment companies

          For       Against      Abstain

      185,250,997  13,017,151   17,117,179

SHAREHOLDERS' MEETING

KEMPER GOVERNMENT SECURITIES PORTFOLIO
--------------------------------------------------------

SPECIAL SHAREHOLDERS' MEETING

On December 16, 1998, a special shareholders' meeting was held. Investors Fund Series Government Securities Portfolio shareholders were asked to vote on two separate issues: approval of the new Investment Management Agreement between the portfolio and Scudder Kemper Investments, Inc., and to modify or eliminate certain policies and to eliminate the shareholder approval requirements as to certain other matters. Following are the results.

1) Approval of the new Investment Management Agreement between the portfolio and Scudder Kemper Investments, Inc. This item was approved.

         For       Against     Abstain

      93,587,031  2,255,986   9,192,248

2) To modify or eliminate certain policies and to eliminate the shareholder approval requirements as to certain other matters. These items were approved.

Investment objectives

         For       Against     Abstain

      89,217,960  9,194,218   6,623,087

Investment policies

         For       Against     Abstain

      89,232,049  9,180,129   6,623,087

Diversification

         For       Against     Abstain

      89,286,642  9,125,536   6,623,087

Borrowing

         For       Against     Abstain

      89,005,856  9,406,322   6,623,087

Senior securities

         For       Against     Abstain

      89,286,642  9,125,536   6,623,087

Concentration

         For       Against     Abstain

      89,212,683  9,199,495   6,623,087

Underwriting of securities

         For       Against     Abstain

      89,361,488  9,050,690   6,623,087

Investment in real estate

         For       Against     Abstain

      89,316,140  9,096,037   6,623,087

Purchase of commodities

         For       Against     Abstain

      89,125,069  9,287,109   6,623,087

Lending

         For       Against     Abstain

      89,219,933  9,192,244   6,623,087

Margin purchases and short sales

         For       Against     Abstain

      88,943,529  9,468,649   6,623,087

Purchases of securities

         For       Against     Abstain

      89,244,376  9,167,802   6,623,087

Investment in other investment companies

         For       Against     Abstain

      89,035,871  9,376,306   6,623,087

SHAREHOLDERS' MEETING

KEMPER INTERNATIONAL PORTFOLIO
--------------------------------------------------------

SPECIAL SHAREHOLDERS' MEETING

On December 16, 1998, a special shareholders' meeting was held. Investors Fund Series International Portfolio shareholders were asked to vote on three separate issues: approval of the new Investment Management Agreement between the portfolio and Scudder Kemper Investments, Inc., approval of the new Sub-Advisor Agreement for the portfolio with Scudder Investments (U.K.) Limited, and to modify or eliminate certain policies and to eliminate the shareholder approval requirements as to certain other matters. Following are the results.

1) Approval of the new Investment Management Agreement between the portfolio and Scudder Kemper Investments, Inc. This item was approved.

          For       Against     Abstain

      118,829,218  1,895,999   5,067,203

2) Approval of the new Sub-Advisory Agreement for the portfolio with Scudder Investments (U.K.) Limited. This item was approved.

          For       Against     Abstain

      117,901,780  1,835,458   6,055,181

3) To modify or eliminate certain policies and to eliminate the shareholder approval requirements as to certain other matters. These items were approved.

Investment objectives

          For       Against     Abstain

      112,675,619  5,560,523   7,556,278

Investment policies

          For       Against     Abstain

      112,739,687  5,496,455   7,556,278

Diversification

          For       Against     Abstain

      112,830,349  5,405,793   7,556,278

Borrowing

          For       Against     Abstain

      112,543,557  5,692,585   7,556,278

Senior securities

          For       Against     Abstain

      112,844,438  5,391,703   7,556,278

Concentration

          For       Against     Abstain

      112,857,915  5,378,226   7,556,278

Underwriting of securities

          For       Against     Abstain

      112,860,366  5,375,776   7,556,278

Investment in real estate

          For       Against     Abstain

      112,840,763  5,395,379   7,556,278

Purchase of commodities

          For       Against     Abstain

      112,774,604  5,461,538   7,556,278

Lending

          For       Against     Abstain

      112,801,578  5,434,563   7,556,278

Margin purchases and short sales

          For       Against     Abstain

      112,252,068  5,984,073   7,556,278

Pledging of assets

          For       Against     Abstain

      112,730,498  5,505,643   7,556,278

Purchases of securities

          For       Against     Abstain

      112,841,988  5,394,153   7,556,278

Purchases of options

          For       Against     Abstain

      112,732,717  5,503,424   7,556,278

Investment in other investment companies

          For       Against     Abstain

      112,805,233  5,430,908   7,556,278

SHAREHOLDERS' MEETING

KEMPER SMALL CAP GROWTH PORTFOLIO
--------------------------------------------------------

SPECIAL SHAREHOLDERS' MEETING

On December 16, 1998, a special shareholders' meeting was held. Investors Fund Series Small Cap Growth Portfolio shareholders were asked to vote on two separate issues: approval of the new Investment Management Agreement between the portfolio and Scudder Kemper Investments, Inc., and to modify or eliminate certain policies and to eliminate the shareholder approval requirements as to certain other matters. Following are the results.

1) Approval of the new Investment Management Agreement between the portfolio and Scudder Kemper Investments, Inc. This item was approved.

         For       Against     Abstain

      93,989,111  1,249,889   3,522,863

2) To modify or eliminate certain policies and to eliminate the shareholder approval requirements as to certain other matters. These items were approved.

Investment objectives

         For       Against     Abstain

      86,588,221  5,467,446   6,706,195

Investment policies

         For       Against     Abstain

      86,845,870  5,209,798   6,706,195

Diversification

         For       Against     Abstain

      86,876,362  5,179,306   6,706,195

Borrowing

         For       Against     Abstain

      86,594,178  5,461,490   6,706,195

Senior securities

         For       Against     Abstain

      86,880,556  5,175,112   6,706,195

Concentration

         For       Against     Abstain

      86,901,020  5,154,648   6,706,195

Underwriting of securities

         For       Against     Abstain

      86,920,198  5,135,469   6,706,195

Investment in real estate

         For       Against     Abstain

      86,882,645  5,173,023   6,706,195

Purchase of commodities

         For       Against     Abstain

      86,858,188  5,197,480   6,706,195

Lending

         For       Against     Abstain

      86,646,557  5,409,110   6,706,195

Margin purchases and short sales

         For       Against     Abstain

      86,403,404  5,652,264   6,706,195

Purchases of securities

         For       Against     Abstain

      86,891,199  5,164,469   6,706,195

Purchases of options

         For       Against     Abstain

      86,815,607  5,240,061   6,706,195

SHAREHOLDERS' MEETING

KEMPER INVESTMENT GRADE BOND PORTFOLIO
--------------------------------------------------------

SPECIAL SHAREHOLDERS' MEETING

On December 16, 1998, a special shareholders' meeting was held. Investors Fund Series Investment Grade Bond Portfolio shareholders were asked to vote on two separate issues: approval of the new Investment Management Agreement between the portfolio and Scudder Kemper Investments, Inc., and to modify or eliminate certain policies and to eliminate the shareholder approval requirements as to certain other matters. Following are the results.

1) Approval of the new Investment Management Agreement between the portfolio and Scudder Kemper Investments, Inc. This item was approved.

         For       Against     Abstain

      31,788,494  1,342,414   1,558,798

2) To modify or eliminate certain policies and to eliminate the shareholder approval requirements as to certain other matters. These items were approved.

Investment objectives

         For       Against     Abstain

      30,571,858  1,839,564   2,278,284

Investment policies

         For       Against     Abstain

      30,571,858  1,839,564   2,278,284

Diversification

         For       Against     Abstain

      30,571,858  1,839,564   2,278,284

Borrowing

         For       Against     Abstain

      30,571,858  1,839,564   2,278,284

Senior securities

         For       Against     Abstain

      30,571,858  1,839,564   2,278,284

Concentration

         For       Against     Abstain

      30,571,858  1,839,564   2,278,284

Underwriting of securities

         For       Against     Abstain

      30,571,858  1,839,564   2,278,284

Investment in real estate

         For       Against     Abstain

      30,571,858  1,839,564   2,278,284

Purchase of commodities

         For       Against     Abstain

      30,541,224  1,870,198   2,278,284

Lending

         For       Against     Abstain

      30,541,224  1,870,198   2,278,284

Margin purchases and short sales

         For       Against     Abstain

      30,541,224  1,870,198   2,278,284

Purchases of securities

         For       Against     Abstain

      30,571,858  1,839,564   2,278,284

Purchase of options

         For       Against     Abstain

      30,541,224  1,870,198   2,278,284

SHAREHOLDERS' MEETING

KEMPER CONTRARIAN VALUE PORTFOLIO
--------------------------------------------------------

SPECIAL SHAREHOLDERS' MEETING

On December 16, 1998, a special shareholders' meeting was held. Investors Fund Series Contrarian Value Portfolio shareholders were asked to vote on two separate issues: approval of the new Investment Management Agreement between the portfolio and Scudder Kemper Investments, Inc., and to modify or eliminate certain policies and to eliminate the shareholder approval requirements as to certain other matters. Following are the results.

1) Approval of the new Investment Management Agreement between the portfolio and Scudder Kemper Investments, Inc. This item was approved.

          For      Against    Abstain

      136,960,790  897,967   5,359,681

2) To modify or eliminate certain policies and to eliminate the shareholder approval requirements as to certain other matters. These items were approved.

Investment objectives

          For       Against     Abstain

      129,968,588  4,572,948   8,676,902

Investment policies

          For       Against     Abstain

      129,930,178  4,611,358   8,676,902

Diversification

          For       Against     Abstain

      129,829,377  4,712,159   8,676,902

Borrowing

          For       Against     Abstain

      129,627,920  4,913,616   8,676,902

Senior securities

          For       Against     Abstain

      129,955,442  4,586,094   8,676,902

Concentration

          For       Against     Abstain

      129,968,588  4,572,948   8,676,902

Underwriting of securities

          For       Against     Abstain

      129,931,564  4,609,972   8,676,902

Investment in real estate

          For       Against     Abstain

      129,968,588  4,572,948   8,676,902

Purchase of commodities

          For       Against     Abstain

      129,968,588  4,572,948   8,676,902

Lending

          For       Against     Abstain

      129,936,805  4,604,731   8,676,902

Margin purchases and short sales

          For       Against     Abstain

      129,357,077  5,184,459   8,676,902

Purchases of securities

          For       Against     Abstain

      129,968,588  4,572,948   8,676,902

SHAREHOLDERS' MEETING

KEMPER SMALL CAP VALUE PORTFOLIO
--------------------------------------------------------

SPECIAL SHAREHOLDERS' MEETING

On December 16, 1998, a special shareholders' meeting was held. Investors Fund Series Small Cap Value Portfolio shareholders were asked to vote on two separate issues: approval of the new Investment Management Agreement between the portfolio and Scudder Kemper Investments, Inc., and to modify or eliminate certain policies and to eliminate the shareholder approval requirements as to certain other matters. Following are the results.

1) Approval of the new Investment Management Agreement between the portfolio and Scudder Kemper Investments, Inc. This item was approved.

         For      Against    Abstain

      82,198,577  892,925   3,093,193

2) To modify or eliminate certain policies and to eliminate the shareholder approval requirements as to certain other matters. These items were approved.

Investment objectives

         For       Against     Abstain

      77,541,965  3,280,360   5,362,371

Investment policies

         For       Against     Abstain

      77,576,034  3,246,291   5,362,371

Diversification

         For       Against     Abstain

      77,571,131  3,251,194   5,362,371

Borrowing

         For       Against     Abstain

      77,212,646  3,609,679   5,362,371

Senior securities

         For       Against     Abstain

      77,606,882  3,215,443   5,362,371

Concentration

         For       Against     Abstain

      77,608,303  3,214,022   5,362,371

Underwriting of securities

         For       Against     Abstain

      77,608,303  3,214,022   5,362,371

Investment in real estate

         For       Against     Abstain

      77,576,051  3,246,274   5,362,371

Purchase of commodities

         For       Against     Abstain

      77,576,051  3,246,274   5,362,371

Lending

         For       Against     Abstain

      77,576,051  3,246,274   5,362,371

Margin purchases and short sales

         For       Against     Abstain

      77,219,694  3,602,631   5,362,371

Purchases of securities

         For       Against     Abstain

      77,603,332  3,218,993   5,362,371

SHAREHOLDERS' MEETING

KEMPER VALUE+GROWTH PORTFOLIO
--------------------------------------------------------

SPECIAL SHAREHOLDERS' MEETING

On December 16, 1998, a special shareholders' meeting was held. Investors Fund Series Value+Growth Portfolio shareholders were asked to vote on two separate issues: approval of the new Investment Management Agreement between the portfolio and Scudder Kemper Investments, Inc., and to modify or eliminate certain policies and to eliminate the shareholder approval requirements as to certain other matters. Following are the results.

1) Approval of the new Investment Management Agreement between the portfolio and Scudder Kemper Investments, Inc. This item was approved.

         For      Against    Abstain

      79,678,189  690,495   3,866,226

2) To modify or eliminate certain policies and to eliminate the shareholder approval requirements as to certain other matters. These items were approved.

Investment objectives

         For       Against     Abstain

      76,181,953  2,440,569   5,612,388

Investment policies

         For       Against     Abstain

      76,219,737  2,402,785   5,612,388

Diversification

         For       Against     Abstain

      76,228,650  2,393,872   5,612,388

Borrowing

         For       Against     Abstain

      76,037,312  2,585,210   5,612,388

Senior Securities

         For       Against     Abstain

      76,228,650  2,393,872   5,612,388

Concentration

         For       Against     Abstain

      76,228,650  2,393,872   5,612,388

Underwriting of securities

         For       Against     Abstain

      76,228,650  2,393,872   5,612,388

Investment in real estate

         For       Against     Abstain

      76,116,109  2,506,413   5,612,388

Purchase of commodities

         For       Against     Abstain

      76,218,961  2,403,561   5,612,388

Lending

         For       Against     Abstain

      76,208,703  2,413,819   5,612,388

Margin purchases and short sales

         For       Against     Abstain

      76,021,032  2,601,490   5,612,388

Purchases of securities

         For       Against     Abstain

      76,228,650  2,393,872   5,612,388

SHAREHOLDERS' MEETING

KEMPER HORIZON 20+ PORTFOLIO
--------------------------------------------------------

SPECIAL SHAREHOLDERS' MEETING

On December 16, 1998, a special shareholders' meeting was held. Investors Fund Series Horizon 20+ Portfolio shareholders were asked to vote on two separate issues: approval of the new Investment Management Agreement between the portfolio and Scudder Kemper Investments, Inc., and to modify or eliminate certain policies and to eliminate the shareholder approval requirements as to certain other matters. Following are the results.

1) Approval of the new Investment Management Agreement between the portfolio and Scudder Kemper Investments, Inc. This item was approved.

         For      Against    Abstain

      21,380,075  497,521   1,041,658

2) To modify or eliminate certain policies and to eliminate the shareholder approval requirements as to certain other matters. These items were approved.

Investment objectives

         For      Against    Abstain

      20,608,152  993,200   1,317,903

Investment policies

         For      Against    Abstain

      20,857,926  743,425   1,317,903

Diversification

         For      Against    Abstain

      20,866,906  734,446   1,317,903

Borrowing

         For      Against    Abstain

      20,683,727  917,624   1,317,903

Senior securities

         For      Against    Abstain

      20,866,906  734,446   1,317,903

Concentration

         For      Against    Abstain

      20,866,906  734,446   1,317,903

Underwriting of securities

         For      Against    Abstain

      20,866,906  734,446   1,317,903

Investment in real estate

         For      Against    Abstain

      20,857,926  743,425   1,317,903

Purchase of commodities

         For      Against    Abstain

      20,857,926  743,425   1,317,903

Lending

         For      Against    Abstain

      20,866,906  734,446   1,317,903

Margin purchases and short sales

         For      Against    Abstain

      20,703,155  898,196   1,317,903

Purchases of securities

         For      Against    Abstain

      20,840,297  761,054   1,317,903

Purchases of options

         For      Against    Abstain

      20,833,116  768,235   1,317,903

SHAREHOLDERS' MEETING

KEMPER HORIZON 10+ PORTFOLIO
--------------------------------------------------------

SPECIAL SHAREHOLDERS' MEETING

On December 16, 1998, a special shareholders' meeting was held. Investors Fund Series Horizon 10+ Portfolio shareholders were asked to vote on two separate issues: approval of the new Investment Management Agreement between the portfolio and Scudder Kemper Investments, Inc., and to modify or eliminate certain policies and to eliminate the shareholder approval requirements as to certain other matters. Following are the results.

1) Approval of the new Investment Management Agreement between the portfolio and Scudder Kemper Investments, Inc. This item was approved.

Purchase of options

         For      Against    Abstain

      32,647,826  199,393   1,572,933

2) To modify or eliminate certain policies and to eliminate the shareholder approval requirements as to certain other matters. These items were approved.

Investment objectives

         For      Against    Abstain

      31,576,548  655,261   2,188,342

Investment policies

         For      Against    Abstain

      31,576,548  655,261   2,188,342

Diversification

         For      Against    Abstain

      31,576,548  655,261   2,188,342

Borrowing

         For      Against    Abstain

      31,429,571  802,238   2,188,342

Senior Securities

         For      Against    Abstain

      31,576,548  655,261   2,188,342

Concentration

         For      Against    Abstain

      31,576,548  655,261   2,188,342

Underwriting of securities

         For      Against    Abstain

      31,576,548  655,261   2,188,342

Investment in real estate

         For      Against    Abstain

      31,576,548  655,261   2,188,342

Purchase of commodities

         For      Against    Abstain

      31,576,548  655,261   2,188,342

Lending

         For      Against    Abstain

      31,564,649  667,160   2,188,342

Margin purchases and short sales

         For      Against    Abstain

      31,408,506  823,303   2,188,342

Purchases of securities

         For      Against    Abstain

      31,576,548  655,261   2,188,342

Purchases of options

         For      Against    Abstain

      31,576,548  655,261   2,188,342

SHAREHOLDERS' MEETING

KEMPER HORIZON 5 PORTFOLIO
--------------------------------------------------------

SPECIAL SHAREHOLDERS' MEETING

On December 16, 1998, a special shareholders' meeting was held. Investors Fund Series Horizon 5 Portfolio shareholders were asked to vote on two separate issues: approval of the new Investment Management Agreement between the portfolio and Scudder Kemper Investments, Inc., and to modify or eliminate certain policies and to eliminate the shareholder approval requirements as to certain other matters. Following are the results.

1) Approval of the new Investment Management Agreement between the portfolio and Scudder Kemper Investments, Inc. This item was approved.

         For      Against    Abstain

      19,946,965  186,647   1,289,556

2) To modify or eliminate certain policies and to eliminate the shareholder approval requirements as to certain other matters. These items were approved.

Investment objectives

         For      Against    Abstain

      19,420,805  227,883   1,774,479

Investment policies

         For      Against    Abstain

      19,420,805  227,883   1,774,479

Diversification

         For      Against    Abstain

      19,420,805  227,883   1,774,479

Borrowing

         For      Against    Abstain

      19,034,318  614,370   1,774,479

Senior securities

         For      Against    Abstain

      19,420,805  227,883   1,774,479

Concentration

         For      Against    Abstain

      19,420,805  227,883   1,774,479

Underwriting of securities

         For      Against    Abstain

      19,238,342  410,346   1,774,479

Investment in real estate

         For      Against    Abstain

      19,420,805  227,883   1,774,479

Purchase of commodities

         For      Against    Abstain

      19,420,805  227,883   1,774,479

Lending

         For      Against    Abstain

      19,420,805  227,883   1,774,479

Margin purchases and short sales

         For      Against    Abstain

      19,132,771  515,917   1,774,479

Purchases of securities

         For      Against    Abstain

      19,336,795  311,893   1,774,479

Purchases of options

         For      Against    Abstain

      19,336,795  311,893   1,774,479

SHAREHOLDERS' MEETING

KEMPER BLUE CHIP PORTFOLIO
--------------------------------------------------------

SPECIAL SHAREHOLDERS' MEETING

On December 16, 1998, a special shareholders' meeting was held. Investors Fund Series Blue Chip Portfolio shareholders were asked to vote on two separate issues: approval of the new Investment Management Agreement between the portfolio and Scudder Kemper Investments, Inc., and to modify or eliminate certain policies and to eliminate the shareholder approval requirements as to certain other matters. Following are the results.

1) Approval of the new Investment Management Agreement between the portfolio and Scudder Kemper Investments, Inc. This item was approved.

         For      Against    Abstain

      46,442,533  139,305   2,215,880

2) To modify or eliminate certain policies and to eliminate the shareholder approval requirements as to certain other matters. These items were approved.

Investment objectives

         For       Against     Abstain

      44,187,216  1,812,581   2,797,922

Investment policies

         For       Against     Abstain

      44,187,216  1,812,581   2,797,922

Diversification

         For       Against     Abstain

      44,187,216  1,812,581   2,797,922

Borrowing

         For       Against     Abstain

      44,101,108  1,898,689   2,797,922

Senior securities

         For       Against     Abstain

      44,187,216  1,812,581   2,797,922

Concentration

         For       Against     Abstain

      44,164,224  1,835,573   2,797,922

Underwriting of securities

         For       Against     Abstain

      44,106,067  1,893,729   2,797,922

Investment in real estate

         For       Against     Abstain

      44,187,216  1,812,581   2,797,922

Purchase of commodities

         For       Against     Abstain

      44,164,224  1,835,573   2,797,922

Lending

         For       Against     Abstain

      44,164,224  1,835,573   2,797,922

Margin purchases and short sales

         For       Against     Abstain

      44,101,540  1,898,256   2,797,922

Pledging of assets

         For       Against     Abstain

      44,132,215  1,867,582   2,797,922

Purchases of securities

         For       Against     Abstain

      44,187,216  1,812,581   2,797,922

Purchases of options and warrants

         For       Against     Abstain

      44,133,549  1,866,248   2,797,922

SHAREHOLDERS' MEETING

KEMPER GLOBAL INCOME PORTFOLIO
--------------------------------------------------------

SPECIAL SHAREHOLDERS' MEETING

On December 16, 1998, a special shareholders' meeting was held. Investors Fund Series Global Income Portfolio shareholders were asked to vote on three separate issues: approval of the new Investment Management Agreement between the portfolio and Scudder Kemper Investments, Inc., approval of the new Sub-Advisor Agreement for the portfolio with Scudder Investments (U.K.) Limited, and to modify or eliminate certain policies and to eliminate the shareholder approval requirements as to certain other matters. Following are the results.

1) Approval of the new Investment Management Agreement between the portfolio and Scudder Kemper Investments, Inc. This item was approved.

         For     Against   Abstain

      4,227,892  0         38,235

2) Approval of the new Sub-Advisory Agreement for the portfolio with Scudder Investments (U.K.) Limited. This item was approved.

         For     Against   Abstain

      4,227,630  0         38,497

3) To modify or eliminate certain policies and to eliminate the shareholder approval requirements as to certain other matters. These items were approved.

Investment objectives

         For     Against   Abstain

      4,045,903  131,716   88,508

Investment policies

         For     Against   Abstain

      4,045,903  131,716   88,508

Diversification

         For     Against   Abstain

      4,045,903  131,716   88,508

Borrowing

         For     Against   Abstain

      4,045,903  131,716   88,508

Senior securities

         For     Against   Abstain

      4,045,903  131,716   88,508

Concentration

         For     Against   Abstain

      4,045,903  131,716   88,508

Underwriting of securities

         For     Against   Abstain

      4,045,903  131,716   88,508

Investment in real estate

         For     Against   Abstain

      4,045,903  131,716   88,508

Purchase of commodities

         For     Against   Abstain

      4,045,903  131,716   88,508

Lending

         For     Against   Abstain

      4,045,903  131,716   88,508

Margin purchases and short sales

         For     Against   Abstain

      4,045,903  131,716   88,508

Pledging of assets

         For     Against   Abstain

      4,045,903  131,716   88,508

Purchases of securities

         For     Against   Abstain

      4,045,903  131,716   88,508

Purchases of options

         For     Against   Abstain

      4,045,903  131,716   88,508

SHAREHOLDERS' MEETING

KEMPER-DREMAN HIGH RETURN EQUITY PORTFOLIO
--------------------------------------------------------

SPECIAL SHAREHOLDERS' MEETING

On December 16, 1998, a special shareholders' meeting was held. Investors Fund Series Kemper-Dreman High Return Equity Portfolio shareholders were asked to vote on three separate issues: approval of the new Investment Management Agreement between the portfolio and Scudder Kemper Investments, Inc., approval of the new Sub-Advisor Agreement for the portfolio with Dreman Value Management, L.L.C., and to modify or eliminate certain policies and to eliminate the shareholder approval requirements as to certain other matters. Following are the results.

1) Approval of the new Investment Management Agreement between the portfolio and Scudder Kemper Investments, Inc. This item was approved.

         For      Against    Abstain

      29,277,812  253,981   1,167,709

2) Approval of the new Sub-Advisory Agreement for the portfolio with Dreman Value Management, L.L.C. This item was approved.

         For      Against    Abstain

      28,685,474  447,042   1,556,986

3) To modify or eliminate certain policies and to eliminate the shareholder approval requirements as to certain other matters. These items were approved.

Investment objectives

         For      Against    Abstain

      27,233,498  903,647   2,562,358

Diversification

         For      Against    Abstain

      27,233,498  903,647   2,562,358

Borrowing

         For      Against    Abstain

      27,233,498  903,647   2,562,358

Senior Securities

         For      Against    Abstain

      27,233,498  903,647   2,562,358

Concentration

         For      Against    Abstain

      27,233,498  903,647   2,562,358

Underwriting of securities

         For      Against    Abstain

      27,233,498  903,647   2,562,358

Investment in real estate

         For      Against    Abstain

      27,233,498  903,647   2,562,358

Purchase of commodities

         For      Against    Abstain

      27,233,498  903,647   2,562,358

Lending

         For      Against    Abstain

      27,233,498  903,647   2,562,358

Margin purchases and short sales

         For      Against    Abstain

      27,216,337  920,808   2,562,358

Pledging of assets

         For      Against    Abstain

      27,233,498  903,647   2,562,358

Investment in mineral exploration

         For      Against    Abstain

      27,156,560  980,585   2,562,358

SHAREHOLDERS' MEETING

KEMPER-DREMAN FINANCIAL SERVICES PORTFOLIO
--------------------------------------------------------

SPECIAL SHAREHOLDERS' MEETING

On December 16, 1998, a special shareholders' meeting was held. Investors Fund Series Kemper-Dreman Financial Services Portfolio shareholders were asked to vote on three separate issues: approval of the new Investment Management Agreement between the portfolio and Scudder Kemper Investments, Inc., approval of the new Sub-Advisor Agreement for the portfolio with Dreman Value Management, L.L.C. and to modify or eliminate certain policies and to eliminate the shareholder approval requirements as to certain other matters. Following are the results.

1) Approval of the new Investment Management Agreement between the portfolio and Scudder Kemper Investments, Inc. This item was approved.

         For      Against   Abstain

      10,078,093  126,726   462,663

2) Approval of the new Sub-Advisory Agreement for the portfolio with Dreman Value Management, L.L.C. This item was approved.

         For      Against   Abstain

      10,034,869  126,726   505,887

3) To modify or eliminate certain policies and to eliminate the shareholder approval requirements as to certain other matters. These items were approved.

Investment objectives

         For     Against   Abstain

      9,403,487  506,028   757,967

Diversification

         For     Against   Abstain

      9,403,487  506,028   757,967

Underwriting of securities

         For     Against   Abstain

      9,403,487  506,028   757,967

Investment in real estate

         For     Against   Abstain

      9,358,078  551,436   757,967

Purchase of commodities

         For     Against   Abstain

      9,358,078  551,436   757,967

SHAREHOLDERS' MEETING

KEMPER GLOBAL BLUE CHIP PORTFOLIO
--------------------------------------------------------

SPECIAL SHAREHOLDERS' MEETING

On December 16, 1998, a special shareholders' meeting was held. Investors Fund Series Global Blue Chip Portfolio shareholders were asked to vote on two separate issues: approval of the new Investment Management Agreement between the portfolio and Scudder Kemper Investments, Inc., and to modify or eliminate certain policies and to eliminate the shareholder approval requirements as to certain other matters. Following are the results.

1) Approval of the new Investment Management Agreement between the portfolio and Scudder Kemper Investments, Inc. This item was approved.

         For     Against   Abstain

      2,179,920  3,373     0

2) To modify or eliminate certain policies and to eliminate the shareholder approval requirements as to certain other matters. These items were approved.

Investment objectives

         For     Against   Abstain

      2,157,961  3,373     21,959

Diversification

         For     Against   Abstain

      2,157,961  3,373     21,959

Underwriting of securities

         For     Against   Abstain

      2,157,961  3,373     21,959

Investment in real estate

         For     Against   Abstain

      2,157,961  3,373     21,959

Lending

         For     Against   Abstain

      2,157,961  3,373     21,959

SHAREHOLDERS' MEETING

KEMPER INTERNATIONAL GROWTH AND INCOME PORTFOLIO
--------------------------------------------------------

SPECIAL SHAREHOLDERS' MEETING

On December 16, 1998, a special shareholders' meeting was held. Investors Fund Series International Growth and Income Portfolio shareholders were asked to vote on two separate issues: approval of the new Investment Management Agreement between the portfolio and Scudder Kemper Investments, Inc., and to modify or eliminate certain policies and to eliminate the shareholder approval requirements as to certain other matters. Following are the results.

1) Approval of the new Investment Management Agreement between the portfolio and Scudder Kemper Investments, Inc. This item was approved.

         For     Against   Abstain

      1,621,214  3,396     0

2) To modify or eliminate certain policies and to eliminate the shareholder approval requirements as to certain other matters. These items were approved.

Investment objectives

         For     Against   Abstain

      1,546,675  6,725     71,210

Diversification

         For     Against   Abstain

      1,546,675  6,725     71,210

Underwriting of securities

         For     Against   Abstain

      1,546,675  6,725     71,210

Investment in real estate

         For     Against   Abstain

      1,546,675  6,725     71,210

Lending

         For     Against   Abstain

      1,546,675  6,725     71,210